Exhibit 99.2

Third Quarter 2013 Earnings Results October 22, 2013 POLARIS INDUSTRIES INC.

Safe Harbor Safe Harbor Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2013 and 2014 sales, shipments, margins, and net income and cash flow from both continuing and discontinued operations are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation initiatives; acquisition integration costs; warranty expenses; impact of changes in Polaris stock prices on incentive compensation; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2012 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. 2 Q3-2013

Scott Wine Chairman & CEO Third Quarter 2013 Earnings Results October 22, 2013 POLARIS INDUSTRIES INC.

$94.3 $116.9 Q3 2012Q3 2013+24% Q3 2013 Sales and Net Income Q3 2013 Sales and Net Income Record 3rd quarter sales and net income from continuing operations ORV Sales remained strong up 23%, snowmobiles up 25% and PG&A up 37% International Sales up 38%, includes Aixam Mega acquisition sales EMEA region grew 52% Earnings per share from continuing operations up 23% to a record $1.64 Gross Profit Margin up 90 bps Operating Income from continuing operations increased 28% to $181.3 million Q3-2013 $879.9 $1,102.6 Q3 2012Q3 2013+25% Exceeded $1 Billion – First Time in Company History Q3 Sales Exceeded $1 Billion – First Time in Company History Q3 Net Income from Continuing Operations Q3 Sales 4 (in millions) (in millions)

Indian Motorcycle Global Reveal Indian Motorcycle Global Reveal Production Distribution Strong Dealer, Consumer and Press Enthusiasm Strong Dealer, Consumer and Press Enthusiasm Indian Motorcycle Production ramping up in Spirit Lake Distribution on plan ~200 global locations by year-end 2013 Q3-2013

Full Year 2013 Guidance Full Year 2013 Guidance North American Sales growth and market share gains ORV expected to be up 11% to 12%; PG&A expected to grow about 30% International Sales projected to increase about 25% including acquisitions EMEA growth driven by Aixam Mega Net Income from continuing operations projected up 20% to 22% Net Income margins from continuing operations expected to be over 10% for full year Q3-2013 $3,210 2012 ActualFY 2013Guidance$4.40 2012 ActualFY 2013GuidanceStrong Finish to the Expected Strong Finish to the Year Expected Diluted EPS from Continuing Operations Total Company Sales Up 15% to 16% $3,700 to $3,730 Up 20% to 22% $5.30 to $5.37 6 (in millions)

2013Guidance20202013Guidance2020Grow Sales >$8 Billion by 2020 Q3 2013 Progress Polaris Strategic Objectives Polaris Strategic Objectives 7 Q3-2013 3-5 Year Objectives Best in Powersports PLUS 5-8% annual organic growth ORV & Motorcycles gained share again Largest MY’14 product launch Indian re-launch positive Growth through Adjacencies >$2B from acquisitions and new markets Small Vehicle sales up 188% GEM retail sales up over 50% Military revenue up significantly Global Market Leadership >33% of Polaris revenue International sales up 38% EMEA +52%, Latin America up 23% Eicher JV on plan LEAN Enterprise is Competitive Advantage Significant Quality, Delivery & Cost Improvement Gross margins up 90 bps V.P. of Customer Excellence on-board LEAN journey underway Strong Financial Performance Sustainable, profitable growth Net Income* Margin >10% Sales up 25% Net income* up 24%, EPS* up 23% Net income* margin at 10.6% Consistent Strategy, Raising the Bar Consistent Strategy, Raising the Bar Increase Net Income* >10% of Sales by 2020 7 ~12% CAGR ~13% CAGR Up 15% to 16% $3.70B to $3.73B Up 20% to 22% $375M to $380M $850 Million >$8.0 Billion * from continuing operations

Bennett Morgan President & COO Third Quarter 2013 Earnings Results October 22, 2013 POLARIS INDUSTRIES INC.

POLARIS

N.A. Retail and Dealer Inventory

Best in Powersports Plus

Dealer Inventory


Units
2013
2012
2011
2010
2009
2008
JAN
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC

Total Dealer Inventory Change* Year-Over-Year


+6%
+5%
+1%
+2%
+2%
+16%
Sept 2012 Ending Inventory
Existing ORV Models
New ORV Segments
New Motorcycle Segments & RFM
Snowmobiles
New Distribution
Sept 2013 Ending Inventory

*Reflects the percentage change of select components for total N.A. dealer inventory from Q3'12 to Q3'13. Does **not** reflect year-over-year dealer inventory percentage change by product line.

Polaris N.A. retail sales improved to +12% in Q3; YTD now +10%
- N.A. Powersports industry retail sales accelerated in Q3, up low double digits

Polaris Q3 N.A. dealer inventory up 16% vs. 2012, new segments; higher snow shipments

Q3 ORV Dealer Inventory up high-teens % vs. 2012 driven by both ATV and SxS
- New market segments and model year 2014 shipments driving inventory growth

Motorcycle dealer inventory up single digits vs. 2012; down sequentially from Q2 '13
- New dealers, initial shipments of Indian motorcycles

Continuing to optimize RFM business model execution

Polaris N.A. Retail Sales Continue Strong; Dealer Inventory Healthy

Q3-2013 9

Victory® Cross Country 8-Ball Cross Roads 8-Ball MY’14 Victory Factory Custom Paint Program Indian® Chief® Classic Chief® Vintage Chieftain® RANGER® CREW 900 570 EFI CREW 570 EFI RZR® XP 1000 XP 4 1000 (Oct. ’13) 800 XC Sportsman® 570 EFI ` Touring 570 EFI 850 LE’s Model Year 2014 New Product Introductions Model Year 2014 New Product Introductions Q3-2013 Largest Launch in Polaris History Largest New Product Launch in Polaris History MY’14 MOTORCYCLES MY’14 OFF-ROAD VEHICLES 10

Best in Powersports Plus

Off-Road Vehicles

Q3 2013

Polaris retail up in Q3

- Q3 2013 retail sales for ORV were up low-teens %
- Both side-by-sides and ATVs experience double digit retail sales growth

Market share remains strong in ORVs

Model Year '14 products well-received & shipping

- *RZR* XP 1000 high initial retail turns <10 days
- *RZR* XP 4 1000 just announced – shipping mid-Q4
- More MY 14.5 ORV news coming



RAZOR SHARP PERFORMANCE
RANGER
SPORTSMAN
HARDEST WORKING SMOOTHEST RIDING
Sportsman® 570 EFI

RZR® XP 1000

RANGER® CREW® 900

Polaris ORV Sales ($ in millions)



$573.0
+23% $702.0
+22% $2,226
Up 11% - 12%
ATV
SxS
Q3 2012
Q3 2013
FY 2012
FY 2013 Guidance

N.A. ORV Retail Sales Q3 2013



Up low-double digits%
Up low-teens %
Industry
Polaris

ORV on the Gas with Product News

Q3-2013

11

12 Q3-2013 Growth Through Adjacencies Growth Through Adjacencies Polaris Defense Exciting Opportunities for Future Exciting Opportunities for Future Growth Polaris Commercial Revenue up double digits % in Q3’13 Expect slower retail ramp due to customer purchase process Investing in additional marketing and staffing to drive awareness and conversion Product attributes winning customers Strong Q3 revenue growth International sales continue to improve after 1H’13 Awarded several contracts Special Operations LTATV (est. $29M / 5 yrs) Special Operations ATV (est. $9M / 5 yrs) Small German Army contract for MV850 MV850 FY 2012ActualFY 2013ExpectationsSales FY 2012ActualFY 2013ExpectationsSales

POLARIS

Best in Powersports Plus

Snowmobiles

- **Expect retail and share growth again for season-ending March 2014, currently #2**
  - Share down STD – peak retail selling season forthcoming
- **Dealer inventory up 12% due to earlier MY'14 shipment timing**
- **MY'14 800 Switchback Pro-R 800 won Crossover Snowmobile of the Year by SLEDHEAD**
- **High excitement for new products from consumers – waiting for snow**

Polaris Sales
(in millions)


$114.9
+25%
$143.6
+1%
$283.0
Up low-single digits %
Q3 2012
Q3 2013
FY 2012
FY 2013
Guidance

STD 2013 N.A. Snowmobile Retail Sales


Industry
Polaris
Up mid-teens %
Down Mid-Single Digits %


SLEDHEAD 24-7.com
RIDE · REVIEW · TELEVISION
2013
CROSSOVER AWARD WINNER
SWITCHBACK PRO-R 800
TERRAIN DOMINATION
POLARIS

Inventory in Good Shape, Heading into Key Retail Selling Season

Q3-2013
13

Best in Powersports Plus

Motorcycles

Q3 2013

Polaris Q3 and YTD sales down modestly

- Dealer inventory up single digits – dealer adds, Indian

Victory Q3 N.A. retail up over 30%; share up in Q3

Indian motorcycle re-launched in Sturgis – huge success

- Shipments began late Q3, presold and display orders

Indian dealer sign-up accelerating



Indian Motorcycle Launch in Sturgis, SD – August 3, 2013

Polaris Motorcycle Sales (in millions)



$52.4
-6%
$49.4
+46%
$195.8
Up 15% - 20%
Q3 2012
Q3 2013
FY 2012
FY 2013 Guidance

Q3 2013 N.A. Motorcycle Industry 1400cc+



Up about 20%
Industry
Up over 30%
Polaris



Two Exciting American Motorcycle Brands

Q3-2013

14

POLARIS

Growth Through Adjacencies

Small Vehicles

Q3 2013

Aixam Mega integration on track

Gained share in Q3

Goupil increased revenue in Q3

GEM sales down due to timing of shipments

Retail sales up over 50%

New GEM eM 1400 announced – shipments expected late-Q4'13 / early-Q1'14



New MY'14 GEM® eM™1400

Polaris Small Vehicles Sales (in millions)



$11.0
188%
$31.7*
Q3 2012
Q3 2013
+268%
$44.4
Up over 150%
FY 2012
FY 2013
Guidance

** Includes Aixam Mega*

Worldwide Small Vehicle Market

$4+ Billion Market Opportunity



Light
Duty
Haulers
MEGA
GEM
GOUPIL
People
Movers
Industrial
EQC
Fleet
Golf
AIXAM
(Enclosed Quadricycle)

Building a Successful Small Vehicle Business

Q3-2013 15

ORV 67% FY 2012FY 2013GuidanceBest in Powersports Plus Best in Powersports Plus Q3-2013 Polaris PG&A Sales ($ in millions) Q3 2013 PG&A Growth Accelerating PG&A Growth Accelerating Record Q3 sales; up 37% ORV sales up 28% Motorcycles up 56% - includes Klim in 2013 Snow up 70% - includes Klim in 2013 Klim Q3 sales up on proforma basis All categories and regions increased sales >20% vs. Q3 New distribution center open in Wilmington, Ohio Introduced over 300 new MY14 accessories plus an expanded apparel line-up Entering Inverter Generator category with Polaris Power Q4 ’13 48% Parts 40% Apparel 12% Q3 2012Q3 2013+37% $176.0 +13% $460.8 $128.6 Up about 30% Accessories Q3 2013 Sales by Category Q3 2013 Sales by Product Line MY’14 PG&A Products Motorcycles 7% Small Vehicles 4% Snow 16% Other 6% PG&A 16 Polaris POWERTM Portable Inverter Generator RZR XP 1000 with LOCK&RIDE® Accessories

International Q3 Results International Q3 Results Q3-2013 2013 Objectives Gaining Share in Challenging Economic Environment Gaining Share in Challenging Economic Environment ORV 43% Small Vehicles 19% PG&A 17% Q3 2012Q3 2013FY 2012FY 2013GuidanceUp about 25%* +38% 139.4* +9% $460.6 $100.9 Europe 70% Latin America 7% Asia 4% Aus / NZ 10% ME / Africa 9% * Includes Aixam Mega Polaris International Sales (in millions) International Q3 2013 Sales Growth EMEA +52%* ASIA PACIFIC -6% Status Update LATIN AMERICA +23% Snow 16% EMEA sales increase driven by market share gains in ORV – #1 share and growing; Aixam acquisition PG&A up 44% in Q3 Broke ground for Poland plant Australian market remains weak Q3 2013 Sales by Geography & Product International Sales Motorcycles 5% 17

Operational Excellence Operational Excellence Gross margins increased 90 bps in Q3 2013 Net income* margin solid 10.6% LEAN initiatives driving productivity gains; +6% in Q3 Factory inventory up 12% vs. Q3 2012 due to product mix and acquisitions Q3-2013 +90 bps 28.8% 29.5% +90 bps 30.4% Q3 2012Q3 2013FY 2012FY 2013GuidanceQ3 2012 Gross Margin Operating Expense Financial Services Income Taxes Other Income/ExpenseQ3 201310.7% +0.9% -0.6% +0.1% -0.2% -0.3% 10.6% LEAN Operations = Expanding Margins LEAN Operations = Expanding Margins Net Income* as a Percent of Sales Gross Margins Increase Up to +70 bps Q3 2013 Margins 18 * from continuing operations

Mike Malone V.P Finance & CFO Third Quarter 2013 Earnings Results October 22, 2013 POLARIS INDUSTRIES INC.

Continued Strong Financial Performance Continued Strong Financial Performance 2013 Full Year Guidance 2013 Full Year Guidance METRIC GUIDANCE Product Line Sales Off-Road Vehicles Up 11% to 12% Motorcycles Up 15% to 20% Small Vehicles Up over 150% Snowmobiles Up low single digits % PG&A Up about 30% International Up about 25%, incl. Aixam Total Company Sales Up 15% to 16% Gross Margins Expand up to 70 bps Operating Expenses Up slightly as a percent of sales Income from Financial Services Increase faster than sales growth Income Taxes 33.25% to 33.5% of pretax income Net Income from continuing operations Up 20% to 22% EPS, Diluted from continuing operations $5.30 - $5.37 (+20% to 22%) Share Count Approximately flat Change in Guidance Increased/ favorable Decreased/ unfavorable Unchanged Narrowed 20 Q3-2013

2013 Gross Margin Guidance 2013 Gross Margin Guidance METRIC Actual Q3 2012 Actual Q3 2013 2013 Full Year Guidance Prior Period 28.3% 29.5% 28.8% Production volume adjustments Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix Mfg. realignment projects, net Warranty costs Tooling amortization Sales promotional costs Contract Dispute Charge N/A Current period 29.5% 30.4% Up to 29.5% Change +120 bps +90 bps Up to +70 bps Improvement to gross profit margin % Impairment to gross profit margin % Neutral to gross profit margin % 21 Q3-2013

Balance Sheet & Liquidity Profile Remains Healthy Balance Sheet & Liquidity Profile Remains Healthy and Balance Sheet and Liquidity Profile $ In millions (except per share and rate data) YTD 2013 Fav / (UnFav) YTD 2012 2013 Full Year Guidance Cash $387.8 ($25.1) Decrease due to acquisition Debt $107.2 $0.1 Unchanged Credit Facility $350.0 Flat Unchanged Factory Inventory $460.6 ($50.6) Increase similar % with sales Capital Expenditures $192.4 ($126.6) About $240 million Depreciation & Amortization $64.4 ($12.9) Increase about 20% from 2012 Operating cash flow from continuing operations $381.8 $127.3 Increase about 20% from 2012 Dividend $1.26 per share $0.15 per share Increase over 2012 by 14% Polaris Acceptance Receivables $851.8 ($135.3) Increased Retail Credit – Approval Rate – Penetration Rate 58% 34% -2% flat Stable 22 Q3-2013

Scott Wine Chairman & CEO Third Quarter 2013 Earnings Results October 22, 2013 POLARIS INDUSTRIES INC.

Expect Another Record Performance in 2014 Expect Another Record Performance in 2014 Initial Thoughts 2014 Initial Thoughts US & European economies begin showing signs of stabilizing Powersports markets will benefit modestly Political climate will remain unpredictable Competitive pressure ongoing – Polaris’ game plan winning most battles Ongoing investments for future growth….. Eicher JV, Military, Latin America, capacity expansion Polaris outperformance continues: N.A. Retail expected to grow –market share gains continue EMEA repeats market share gains; headwinds subside slightly Victory share gains ongoing; Indian motorcycles gaining foothold Poland begins production 2H 2014 Another year of Industry-leading product launches: Motorcycles, Slingshot, RANGER’s, RZR’s, Sportsman’s LEAN initiatives ongoing aimed at cost, quality and inventory reductions Currencies remain unpredictable; commodities stable Validity of Strategy proven – execution key to success in 2014 24 Q3-2013

Thank you Questions?